UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

VENHUB GLOBAL, INC.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

VENHUB GLOBAL, INC.

5360 Procyon St.

Las Vegas, NV 89118

888-585-4999

[date]

To the Stockholders of VenHub Global, Inc.:

This Information Statement is furnished to holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of VenHub Global, Inc. (the “Company”). On June 16, 2026, the Board of Directors of the Company (the “Board”) approved and recommended the approval by our stockholders by majority consent vote, of the following corporate actions (“Corporate Actions”):

1.	To approve the VenHub Global, Inc. 2026 Equity Incentive Plan (the “Equity Incentive Plan” or the “Plan”);

2.	To approve the reservation and issuance of shares of common stock under the Equity Incentive Plan, with such shares expected to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission (the “SEC”);

3.	To approve the filing of a Certificate of Amendment to increase the number of authorized common stock from 100,000,000 to 300,000,000 shares of common stock (the “Common Stock Authorized Share Increase”).

Certain of our stockholders, holding a majority of our voting power on June 16, 2026 (the “Record Date”), approved the Corporate Actions by written consent in lieu of a special meeting of the stockholders.

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

For the Board of Directors of
VENHUB GLOBAL INC.

By:	/s/
Shahan Ohanessian
CEO and Director

VENHUB GLOBAL, INC.

5360 Procyon St.

Las Vegas, NV 89118

888-585-4999

June __, 2026

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

We are sending you this Information Statement to inform you of the June 16, 2026, consent, by a vote of stockholders holding a majority of the Company’s voting power in approval of the adoption of the Corporate Actions described below and the amendment to the Company’s Articles of Incorporation (the “Amendment”). The purpose of this Information Statement is to provide notice that the Company’s majority stockholders, representing 82.74% of the voting power of the Company as of the Record Date, executed a written consent authorizing and approving the following corporate actions (the “Corporate Actions”):

1.	To approve the VenHub Global, Inc. 2026 Equity Incentive Plan (the “Equity Incentive Plan” or the “Plan”);

2.	To approve the reservation and issuance of shares of common stock under the Equity Incentive Plan, with such shares expected to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission (the “SEC”);

3.	To approve the filing of a Certificate of Amendment to increase the number of authorized common stock from 100,000,000 to 300,000,000 shares of common stock (the “Common Stock Authorized Share Increase”).

The Certificate of Amendment pursuant to the Corporate Actions is attached hereto, in similar form and substance, as Exhibit A.

The foregoing Corporate Actions will be taken no sooner than 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these Corporate Actions and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the adoption of this Corporate Actions.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.

This Information Statement is being mailed on or about June __, 2026, to all Stockholders of record as of the Record Date.

VOTE REQUIRED, MANNER OF APPROVAL

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) requires the affirmative vote of the holders of a majority of the voting power of the Company.

Section 78.320 of the NRS provides, in substance, that, unless the Company’s Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding voting power are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Corporate Actions of at least a majority of the outstanding voting power has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), none of the Corporate Actions will take effect until at least twenty (20) calendar days after the Mailing Date. Corporate Action No. 3 (the Common Stock Authorized Share Increase) will additionally not become effective until the Company files the Certificate of Amendment with the Nevada Secretary of State, which is anticipated to occur promptly after such twentieth (20th) day and on or about June __, 2026.

OTHER INFORMATION REGARDING THE COMPANY

As of the record date, there were 90,392,857 shares of our Common Stock issued and outstanding, 3,943 shares of the Series B Preferred Stock issued and outstanding, which hold no voting rights, 100,000 shares of the Series C Preferred Stock issued and outstanding, which hold voting rights equal to 1,000 votes per 1 share and are all held by SSO, LLC, which is controlled by the Company’s Chief Executive Officer and President. For the approval of the Corporate Actions, the Company received written consent from 2 stockholders of the Company holding 82.74% of the voting power of the Company.

CORPORATE ACTION NO. 1 — APPROVAL OF THE VENHUB GLOBAL, INC. 2026 EQUITY INCENTIVE PLAN

Overview

On June 16, 2026, the stockholders of the Company voted to approve the VenHub Global, Inc. 2026 Equity Incentive Plan (the “Plan”).

The purpose of the VenHub Global Equity Incentive Plan is to enable the Company to attract, retain, and incentivize qualified directors, officers, employees, consultants, advisors, and other service providers whose judgment, initiative, and efforts contribute to the success and growth of the Company. The Plan is intended to align the interests of such service providers with those of the Company’s stockholders by providing long-term incentive opportunities tied to the Company’s growth, performance, and stockholder value. The Plan further provides the Company with flexibility to grant equity-based awards as part of its overall compensation program, including awards designed to motivate continued service, reward performance, and promote the long-term interests of the Company and its stockholders.

Material Terms of the Equity Incentive Plan

A copy of the proposed Equity Incentive Plan can be found in Exhibit B, attached hereto, and incorporated by reference.

Plan Features Summary

Description of Awards

Subject to the terms of the Plan, awards may include one or more of the following:

Stock Options

The Plan may authorize:

●	incentive stock options, to the extent permitted under Section 422 of the Internal Revenue Code; and/or

●	nonstatutory stock options.

Restricted Stock

The Plan may permit grants of shares subject to vesting, forfeiture, repurchase rights, transfer restrictions, or other conditions.

Restricted Stock Units

The Plan may authorize grants of bookkeeping units payable in shares, cash, or a combination thereof, subject to vesting and settlement terms.

Stock Appreciation Rights

The Plan may authorize SARs tied to the appreciation in value of Company common stock over a specified base value.

Performance Awards

The Plan may provide for awards based on achievement of performance goals established by the administrator.

Other Stock-Based Awards

The Plan may authorize other awards denominated in, valued by reference to, or otherwise based on Company common stock.

Administration

The Plan will be administered by a committee of the Board of Directors consisting of two or more members, each of whom qualifies as a non-employee director and as independent under applicable Nasdaq rules (the “administrator”). The administrator will generally have authority to:

●	select participants;

●	determine the types of awards to be granted;

●	set vesting schedules and other terms;

●	interpret the Plan and award agreements; and

●	adopt rules and procedures for Plan administration.

Shares Available for Awards

A total of 10,000,000 shares of common stock will initially be reserved for issuance under the Plan, subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, reorganizations, and similar corporate events.

Existing Equity Practices and Potential Dilution

The source materials indicate that the Company already contemplates significant equity-based compensation in existing executive arrangements, including annual fully vested share grants and milestone-based awards for certain executives. The Board believes that adoption of a formal Equity Incentive Plan is preferable to ad hoc equity arrangements because it provides a structured and transparent framework for future awards.

Stockholders should understand that approval of the Plan may result in dilution to existing holders of common stock. The level of dilution will depend on:

●	the number of shares reserved under the Plan;

●	the size and timing of future awards;

●	forfeitures and cancellations;

●	future capital raising transactions; and

●	the Company’s overall capitalization.

Employees, officers, directors, and consultants of the Company and its affiliates are eligible to receive awards under the Plan, as determined by the administrator. As of the Record Date, approximately 15 persons were eligible to participate in the Plan.

New Plan Benefits

Awards under the Plan are made at the discretion of the administrator. Accordingly, the benefits or amounts that may be received by or allocated to participants under the Plan are not presently determinable, except that the executive employment arrangements with Shahan Ohanessian and Shoushana Ohanessian contemplate annual equity grants of 1,000,000 and 750,000 fully vested shares, respectively, together with milestone-based equity awards. A New Plan Benefits table will be included to the extent any awards under the Plan are determinable as of the filing date.

Certain U.S. Federal Income Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences of awards under the Plan, based on current law and intended for general information only. It does not address state, local, foreign, or other tax consequences, and participants should consult their own tax advisors. Incentive stock options granted under Section 422 of the Internal Revenue Code generally do not result in taxable income to the participant at grant or exercise (subject to alternative minimum tax), with capital gains treatment if applicable holding periods are satisfied. Nonstatutory stock options and stock appreciation rights generally result in ordinary income to the participant at exercise equal to the excess of the fair market value of the shares over the exercise or base price. Restricted stock is generally taxed as ordinary income when the shares vest, unless the participant makes a timely election under Section 83(b) of the Code, while restricted stock units are generally taxed as ordinary income upon settlement. The Company generally will be entitled to a corresponding deduction, subject to applicable limitations, including Section 162(m) of the Code. This summary should be reviewed and confirmed by tax counsel prior to filing.

CORPORATE ACTION NO. 2 — APPROVAL OF THE RESERVATION AND ISSUANCE OF SHARES UNDER THE EQUITY INCENTIVE PLAN AND RELATED FORM S-8 FILING

Overview

On June 16, 2026, a majority of the stockholders of the Company voted to approve the reservation and issuance of shares of the Company’s common stock pursuant to the Equity Incentive Plan and the Company’s filing of a Form S-8 registration statement covering the shares authorized for issuance under the Plan.

Purpose of Corporate Action No. 2

The Stockholders voted in favor of this proposal to approve and authorize the reservation and issuance of shares of the Company’s common stock pursuant to the VenHub Global Equity Incentive Plan. Such approval is intended to confirm that the share reserve established under the Plan has been duly approved by the Stockholders and that the Company is authorized to issue shares thereunder in connection with equity-based awards granted to eligible directors, officers, employees, consultants, advisors, and other service providers.

The Stockholders further approved the Company’s preparation and filing of a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the shares reserved for issuance under the Plan, subject to applicable law and the discretion of the Board of Directors. The approval of this proposal is intended to support the Company’s compensation, retention, recruitment, and incentive objectives by facilitating the lawful issuance of equity awards under the Plan.

Form S-8 Disclosure

Pursuant to the stockholder approval of Corporate Action No. 1 and Corporate Action No. 2, the Company expects to file a registration statement on Form S-8 with the SEC to register the shares of common stock reserved for issuance under the Equity Incentive Plan, to the extent permitted by SEC rules.

The Form S-8 filing is expected to cover:

●	the initial share reserve under the Plan;

●	any additional shares that become issuable under the Plan pursuant to adjustment provisions; and

●	if applicable, any shares added pursuant to an evergreen or automatic share increase provision..

Effect of Approval

Pursuant to the stockholder approval of Corporate Action No. 1 and Corporate Action No. 2:

●	the Company will be authorized to issue shares under the Plan, subject to the Plan terms;

●	the Company may file Form S-8 for the registered issuance of those shares; and

●	participants may receive awards under a stockholder-approved equity compensation arrangement.

CORPORATE ACTION NO. 3 — APPROVAL OF THE COMMON STOCK AUTHORIZED SHARE INCREASE AND THE FILING OF CERTIFICATE OF AMENDMENT

Overview

On June 16, 2026, a majority of the stockholders of the Company voted to approve the filing of a Certificate of Amendment to increase the number of authorized common stock from 100,000,000 to 300,000,000 shares of common stock (the “Common Stock Authorized Share Increase”).

Purpose of Corporate Action No. 3

The Board believes that the increase in authorized shares is in the best interests of the Company and its stockholders because it will provide the Company with greater flexibility to issue shares of common stock, or securities convertible into or exercisable for common stock, for future corporate purposes. The Company’s current number of authorized shares may be insufficient to permit the Company to pursue financing, strategic, operational and compensation-related objectives that the Board may determine to be advisable.

The additional authorized shares are intended to be available for issuance from time to time for general corporate purposes, including, without limitation, raising additional capital through public or private financings, satisfying current and future obligations of the Company, addressing working capital and cash flow needs, attracting, retaining and incentivizing employees, officers, directors, consultants and other service providers, and pursuing potential acquisitions, joint ventures, strategic partnerships or other business combinations.

The Board believes that having additional authorized but unissued shares available will enhance the Company’s ability to respond promptly to financing and strategic opportunities, including opportunities that may arise on short notice and that may be unavailable or less favorable if the Company were required to seek additional stockholder approval to authorize shares at the time such opportunities arise. The availability of additional authorized shares may also provide the Company with greater flexibility in structuring transactions and may assist the Company in limiting cash flow constraints by allowing the Company to use equity or equity-linked securities, where appropriate, in lieu of or in addition to cash.

The Company may issue additional shares in the future if the Board determines that such issuance is advisable and in the best interests of the Company and its stockholders.

Because the Company’s common stock is listed on Nasdaq, any future issuance of common stock or securities convertible into or exercisable for common stock will remain subject to applicable Nasdaq rules, including Nasdaq shareholder approval requirements where applicable. The approval of the amendment by written consent does not constitute approval of any future transaction for which separate stockholder approval may be required under Nasdaq rules.

Effect of Approval of Corporate Action No. 3

The amendment will increase the number of shares of common stock that the Company is authorized to issue from 100,000,000 shares to 300,000,000 shares. The amendment will not, by itself, change the number of shares of common stock currently issued and outstanding, nor will it alter the rights of the holders of the Company’s common stock. The additional authorized shares will have the same rights, preferences and privileges as the shares of common stock currently authorized and outstanding.

The increase in authorized shares will not have any immediate dilutive effect on the proportionate ownership, voting power, earnings per share or book value per share of existing stockholders. However, if the Company issues additional shares of common stock, or securities convertible into or exercisable for common stock, in the future, such issuances may dilute the ownership interests and voting power of existing stockholders and may dilute earnings per share and book value per share.

Future issuances may be made for financing transactions, settlement or repayment of obligations, equity compensation, acquisitions, strategic transactions or other corporate purposes. Such issuances may be made for cash, property, services rendered, securities of other companies, cancellation of indebtedness, or other consideration as may be determined by the Board. Depending on the terms of any future issuance, such issuance could have a material dilutive effect on existing stockholders.

The holders of the Company’s common stock do not have preemptive rights. Accordingly, existing stockholders will not have an automatic right to purchase or subscribe for additional shares that may be issued by the Company in the future in order to maintain their proportionate ownership interests.

Future issuances of common stock or securities convertible into or exercisable for common stock could also adversely affect the market price of the Company’s common stock. The market may view the increased availability of authorized shares, or the issuance of additional shares, as potentially dilutive, which could exert downward pressure on the trading price of the Company’s common stock. In particular, if shares are issued in financing transactions at a discount to the then-current market price, or if the Company issues convertible securities, warrants or other equity-linked instruments with conversion, exercise, anti-dilution, price adjustment or similar provisions, existing stockholders may experience substantial dilution and the market price of the Company’s common stock may decline.

Although the amendment is not being adopted for anti-takeover purposes, the availability of additional authorized shares could, under certain circumstances, have an anti-takeover effect. The Board could issue additional shares in a manner that may make it more difficult or more expensive for a third party to acquire control of the Company, including by diluting the ownership or voting power of a person seeking to obtain control. The Company has no present intention to use the additional authorized shares for anti-takeover purposes.

Because the Company’s common stock is listed on Nasdaq, the Company will continue to be subject to applicable Nasdaq rules. Accordingly, notwithstanding the increase in authorized shares, the Company may be required to obtain separate stockholder approval before issuing shares in certain transactions, including certain issuances involving 20% or more of the Company’s outstanding common stock or voting power, certain issuances in connection with acquisitions, certain issuances that may result in a change of control, and certain equity compensation arrangements. The prior stockholder approval of the amendment does not constitute approval of any future transaction for which separate approval is required under applicable Nasdaq rules.

Plans, Proposals, or Arrangements to Issue Newly Available Shares of Common Stock

Other than as stated in the above, at the present time, the Board has not made any specific plan with respect to the shares of Common Stock that will be available for issuance after the Common Stock Authorized Share Increase.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The Company’s directors and executive officers may be deemed to have a substantial interest, by security holdings or otherwise, in the approval of the 2026 Equity Incentive Plan (Corporate Action No. 1) and the related reservation and issuance of shares under the Plan (Corporate Action No. 2), because they are eligible to receive awards under the Plan. In particular, the executive employment arrangements with Shahan Ohanessian, the Company’s Chief Executive Officer and director, and Shoushana Ohanessian, the Company’s President and director, provide for annual equity grants of 1,000,000 and 750,000 fully vested shares, respectively, as well as milestone-based equity awards.

The Company’s directors and executive officers may also be deemed to have an interest in the Common Stock Authorized Share Increase (Corporate Action No. 3), to the extent the additional authorized shares may be used for future equity-based compensation.

Shahan Ohanessian and Shoushana Ohanessian, together with SSO, LLC, an entity they control, hold a majority of the voting power of the Company and executed the written consent approving the Corporate Actions. Except as described in this Information Statement, no person who has been a director or executive officer of the Company since the beginning of the last fiscal year, and no associate of any such person, has any substantial interest, direct or indirect, in the matters acted upon, other than elections to office and other than interests arising solely from the ownership of the Company’s securities.

CORPORATION ACTIONS AND EFFECTIVE TIME

The Corporate Action to increase the authorized Common Stock of the Company will become effective on the date that we file the Certificate of Amendment with the Secretary of State of the State of Nevada. We intend to file the Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

The Board of Directors of the Company consists of five directors:

●	Shahan Ohanessian- Class I Director

●	Shoushana Ohanessian- Chairwoman of the Board and Class II Director

●	Nader Kabbani- Class II Independent Director

●	Jeffrey Rubin- Class III Independent Director

●	Chantal Wessels- Class III Independent Director

Board Committees

The Company has the following Committees:

Committee	Members	Chair
Audit Committee	Jeffrey Rubin, Nader Kabbani, Chantal Wessels	Chantal Wessels
Compensation Committee	Jeffrey Rubin, Chantal Wessels, Nader Kabbani	Nader Kabbani
Nominating and Corporate Governance Committee	Chantal Wessels, Nader Kabbani, Jeffrey Rubin	Jeffrey Rubin

Audit Committee

The audit committee is responsible for:

●	overseeing accounting and financial reporting processes;

●	appointing and overseeing the Company’s independent registered public accounting firm;

●	reviewing annual and quarterly financial statements;

●	discussing risk management policies;

●	reviewing and approving or ratifying related person transactions; and

●	establishing complaint procedures regarding accounting and auditing matters.

Compensation Committee

The compensation committee is responsible for:

●	reviewing and approving CEO compensation;

●	reviewing or recommending compensation for other executive officers;

●	reviewing director compensation; and

●	reviewing or recommending incentive compensation and equity-based plans.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for:

●	identifying qualified board candidates;

●	recommending nominees for election;

●	recommending governance guidelines; and

●	overseeing annual evaluations of the Board, committees, and management.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s employees, officers and directors. The Code is intended to promote integrity, transparency, ethical conduct and compliance with applicable laws and regulations in the conduct of the Company’s business. The Code addresses, among other matters, compliance with laws, honest and ethical conduct, respect for others, reporting of violations, conflicts of interest, protection of confidential information and intellectual property, fair competition and antitrust compliance, improper payments, political activities, data protection and privacy, environmental responsibility, use of social media, training and certification, audit and monitoring procedures, whistleblower protections and Board oversight.

Under the Code, employees, officers and directors are expected to report known, suspected or potential violations of the Company’s standards of business conduct and ethics. Reports may be made to a supervisor, Human Resources or through the escalation procedures set forth in the Company’s Whistleblower Policy, and may be made anonymously and without fear of retaliation as provided by law. The Code also provides that violations may result in disciplinary action, including termination of employment and legal action, depending on the nature and severity of the violation.

The Board of Directors, through its designated committees, is responsible for oversight of the implementation and effectiveness of the Code and for ensuring that significant issues are addressed promptly. The Code is subject to annual review by the Board to ensure that it remains relevant and effective. The Company also requires employees to certify that they have read, understood and will comply with the Code upon hiring and on an annual basis.

EXECUTIVE OFFICERS

The Company has the following executive officers:

Name	Age*	Position
Shahan Ohanessian	64	Chief Executive Officer
Shoushana Ohanessian	55	President
Matthew Hidalgo	43	Chief Financial Officer

Executive Officer Biographies

Shahan Ohanessian

Ohanessian served as Chief Executive Officer of ABT Holdings, Inc. from 2012 to 2019, a company engaged in strategic partnerships with major logistics and food delivery platforms, including Amazon Logistics, Uber Eats, Eat24, and GrubHub. During his tenure, Shahan oversaw substantial growth in the company’s operations, which included managing a workforce of approximately 4,000 employees and generating annual revenues exceeding $200 million. His responsibilities included the implementation of advanced technological solutions aimed at enhancing operational efficiency. The company ceased operations in 2019 and subsequently filed for Chapter 11 bankruptcy protection, which subsequently closed on August 26, 2025. Prior to his role at ABT Holdings, Shahan was the Chief Executive Officer and co-founder of Insurance Services Network, Inc., a global provider of online property claims management systems. Under his leadership, the company achieved significant market expansion, with annual revenues surpassing $80 million within four years of its establishment. From 2017 to 2022, Shahan also served as Chief Executive Officer of Serve Limited, a pioneering blockchain technology company focused on developing blockchain-based solutions for delivery management and logistics. During his tenure, Shahan played a key role in expanding Serve Limited’s presence within the blockchain sector. The company wound down its operations in 2022, and its issued token is no longer actively traded. Mr. Ohanessian filed for personal bankruptcy in 2020 under case number 2:20-bk-12167-WB in the Central District of California, and his bankruptcy was closed on January 28, 2022.

Shoushana Ohanessian

Ms. Ohanessian has over 10 years of experience in logistics and operations. From 2012 to 2019, Ms. Ohanessian served as President of Operations for a major logistics delivery company, where she oversaw the delivery of over 100 million shipments and managed a team of 2,000 drivers. During her tenure, she was responsible for improving operational efficiency and streamlining processes. The company ceased operations in 2019 and subsequently filed for Chapter 11 bankruptcy protection, which subsequently closed on August 26, 2025.

Ms. Ohanessian also held the position of President at Serve Limited, a blockchain company focused on delivery management and logistics. Under her leadership, Serve Limited pursued innovations in the use of blockchain technology for logistics. The company wound down operations in 2022, and the associated token is no longer traded on the market.

Matthew Hidalgo

Matt Hidalgo has over 20 years of experience in accounting, operations, corporate finance, restructuring, SEC compliance, and acquisition integration. He has held various senior financial roles for both public and private companies, including serving as Chief Financial Officer for several portfolio companies. In these roles, Mr. Hidalgo has been responsible for overseeing financial operations, managing audits, ensuring regulatory compliance, and leading efforts to optimize financial performance and operational efficiency.

Before joining VenHub, Mr. Hidalgo held key positions at WPCS International Incorporated, where he served as Controller and Operations Manager for its largest subsidiary. In this capacity, he managed all financial reporting and operational functions, playing a critical role in driving subsidiary performance. Prior to this role, he oversaw accounting functions for several Australian subsidiaries, providing strategic financial oversight and ensuring compliance with international accounting standards.

Mr. Hidalgo began his career at PricewaterhouseCoopers LLP, where he worked as an accountant focusing on financial statement preparation and partnership allocations for hedge funds and private equity firms. His expertise in financial analysis and accounting was honed through years of experience managing complex financial reporting and SEC compliance for public companies.

Mr. Hidalgo holds a Bachelor of Science degree in Accounting from Pennsylvania State University.

EXECUTIVE COMPENSATION

Below is a summary of our executive compensation:

Name and Principal Position	Year Ended	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Shahan Ohanessian,	2025	$681,250	--	3,107,500	--	--	--	--	$3,788,750
CEO Director	2024	$575,000	--	2,508,000	--	--	--	--	$3,083,000
Shoushana Ohanessian,	2025	$618,751	--	3,107,500	--	--	--	--	$3,726,251
President Director	2024	$575,000	--	2,508,000	--	--	--	--	$3,083,000
Matt Hidalgo,	2025	$135,000	--	847,000	--	--	--	--	$982,000
CFO	2024	$120,000	--	396,720	--	--	--	--	$516,720

Currently all executives perform their duties pursuant to consulting agreements.

In July 2025 we entered into new employment agreements with our Chief Executive Officer, Shahan Ohanessian, and our President, Shoushana Ohanessian which became effective in October 2025. The agreements provide for base salaries of $1,000,000 and $750,000, respectively, subject to annual increases. Each executive is entitled to annual cash bonuses ($1,850,000 for Mr. Ohanessian and $1,387,500 for Ms. Ohanessian), annual equity grants of fully vested common stock (1,000,000 and 750,000 shares, respectively), as well as significant additional equity compensation tied to performance milestones, such as store openings and listing on a national securities exchange. The payment of such bonuses is subject to the availability of surplus cash, approval of our Board of Directors, and achievement of specified conditions. Accordingly, there can be no assurance as to the timing or amount of any such payments; however, if paid, these bonuses could materially increase our operating expenses and impact our liquidity in future periods

These agreements also provide for generous severance and change-in-control protections, including lump sum payments of up to the remaining term of the agreement, accelerated equity vesting, COBRA payments, and post-termination advisory roles.

Matt Hidalgo has entered into an executive employment agreement to be effective upon effectiveness of the registration statement on October 23, 2025 with a base salary of $180,000 as Chief Financial Officer base salary with a bonus package to be determined by the Compensation Committee.

The executive employment agreements with Shahan Ohanessian and Shoushana Ohanessian, provide for annual equity grants of 1,000,000 and 750,000 fully vested shares, respectively, as well as milestone-based equity awards for store openings, geographic expansion, and public listing events.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information on the security ownership of the management of the company that are owned by executive officers and directors, and other persons holding more than 5% of any class of the company’s voting securities or having the right to acquire those securities. The table summarizes shares as “beneficial ownership”, and vested options as “beneficial ownership acquirable”.

Name of Beneficial Owner(1)	Common Stock (2)	% of Common	% of Voting Power(3)
Shahan Ohanessian(4)	30,260,701	35.65%	43.41%
Shoushana Ohanessian(5)	30,617,514	36.07%	43.61%
Matt Hidalgo	276,000	0.33%	0.15%
Jeffrey Rubin	45,000	0.05%	0.02%
Nader Kabbani	375,211	0.44%	0.20%
Chantal Wessels	10,000	0.01%	0.01%
All directors and executive officers as a group (6 persons)	61,584,426	72.56%	87.40%

(1)	Under Rule 13d-3 promulgated under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Includes shares of common stock issuable pursuant to executive employment agreements with Shahan Ohanessian and Shoushana Ohanessian, which provide for annual equity grants of 1,000,000 and 750,000 fully vested shares, respectively, as well as milestone-based equity awards for store openings, geographic expansion, and public listing events. The number of shares beneficially owned also includes any shares held by SSO, LLC, a company controlled by Mr. Ohanessian. Mr. and Mrs. Ohanessian have determined to defer payment of the bonus shares until September 30, 2026. The percentages of common stock and voting power shown in the table include the foregoing shares issuable under the employment agreements and therefore exceed the 82.74% of the outstanding voting power held by the consenting stockholders as of the Record Date, which is calculated based solely on shares outstanding as of that date.

(3)	The voting rights represent the voting rights now and included 90,392,857 common shares and 100,000 shares of Series C Preferred, which have voting rights equal to 1000:1. Mathew Hidalgo, Chantal Wessels, Jeffrey Rubin, and Nader Kabbani collectively hold 706,211 shares of common stock, which equals less than 1% of the total issued and outstanding common stock and less than a half a percent of total voting rights. Therefore, we have not presented voting rights before and after the offering, as the change is de minimis.

(4)	Shahan Ohanessian currently holds 293,186 shares of common stock. He also will receive an annual incentive of an additional 1,000,000 shares. In addition, Mr. Ohanessian owns SSO, LLC, along with his wife, Shoushana Ohanessian. SSO, LLC holds 57,935,029 shares of common stock and 100,000 shares of Series C Preferred Stock. For purposes of calculating percentage of ownership and voting rights attributed to Mr. Ohanessian, the table allocates 28,967,515 shares of common stock to Mr. Ohanessian and 50,000 shares of Series C Preferred. As a result, Mr. Ohanessian holds 30,260,701 shares of common and has voting rights equal to 80,260,701 votes.

(5)	Shoushana Ohanessian currently holds 900,000 shares of common stock. She also will receive an annual incentive of an additional 750,000 shares. In addition, Mrs. Ohanessian owns SSO, LLC, along with her husband, Shahan Ohanessian. SSO, LLC holds 57,935,029 shares of common stock and 100,000 shares of Series C Preferred Stock. For purposes of calculating percentage of ownership and voting rights attributed to Mrs. Ohanessian, the table allocates 28,967,514 shares of common stock to Mrs. Ohanessian and 50,000 shares of Series C Preferred. As a result, Mrs. Ohanessian holds 30,617,514 shares of common and has voting rights equal to 80,617,514 votes.

We are not aware of any arrangements that could result in a change of control.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Shahan Ohanessian, the Company’s Chief Executive Officer and Class I Director, and Shoushana Ohanessian, the Company’s President and Class II Director, are married.

Transactions with Related Persons

The Company’s Chief Executive Officer and the Company’s President, are married. The marital relationship between these two executive officers represents a related-party relationship under ASC 850-10-50-1.

While both individuals serve in executive leadership positions, all compensation with each officer has been approved by the Company’s Board of Directors, excluding the related parties, to ensure such arrangements are on terms deemed reasonable and consistent with arms-length practices.

The following notes have been executed with the CEO:

On January 2, 2026, the CEO signed a promissory note with the Company for $250,000.

On January 21, 2026, the CEO signed a promissory note with the Company for $250,000.

On January 27, 2026, the CEO signed a promissory note with the Company for $450,000.

On February 3, 2026, the CEO signed a promissory note with the Company for $100,000.

On February 9, 2026, the CEO signed a promissory note with the Company for $50,000

All notes expire at the annual date from issuance and accrue interest at 7% per annum.

As of March 31, 2026 the total of related party loans to our CEO is $2,100,000. At December 31, 2025 the balance was $1,000,000.

As of March 31, 2026, the Chief Executive Officer had $752,633, the President $1,151,145 and the Chief Financial Officer $83,000, respectively, in accrued compensation that they have voluntarily deferred until future periods. Payments of $50,000, $252,188 and $78,000 were made to each respectively during the three months ended March 31, 2026.

At December 31, 2025, the Chief Executive Officer had $802,633, the President $1,195,833 and the Chief Financial Officer $116,022, respectively, in accrued compensation that they have voluntarily deferred until future periods. Payments of $135,000 and $18,000 were made to the President and Chief Financial Officer respectively for the three months ended March 31, 2024.

AUDITOR INFORMATION

Current Independent Registered Public Accounting Firm

The Company’s current independent registered public accounting firm is Bush & Associates CPA LLC. We are unaware of any plans to change the Company’s independent registered public accounting firm at this time.

Former Independent Registered Public Accounting Firm

Rosenberg Rich Baker Berman, P.A. (“RRBB”) served as the Company’s former independent registered public accounting firm and that:

●	on May 9, 2025, the Company received notice from RRBB that RRBB would no longer serve as the Company’s auditors for 2025;

●	RRBB’s prior report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles, except for explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern;

●	during the applicable periods, there were no disagreements with RRBB within the meaning of Item 304(a)(1)(iv) of Regulation S-K; and

●	on May 20, 2025, the Company approved the engagement of Bush & Associates CPA LLC as its independent registered public accounting firm, effective upon the auditor change effective date.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as “householding” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 5360 Procyon Street, Las Vegas, Nevada 89118 or by calling (888) 585-4999. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

The following documents, as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2026

2.	Annual Report on Form 10-K for the year ended December 31, 2025

3.	Quarterly Report on Form 10-Q for the quarter ended September 30, 2025

EXHIBIT A- FORM OF CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390- After Issuance of Stock)

1.	Name of Corporation: VenHub Global, Inc.

2.	The Articles have been amended as follows:

a.	The Articles of Incorporation of VenHub Global, Inc., are amended as follows:

ARTICLE III: The number of shares of Common Stock authorized by the Corporation shall be 300,000,000 common shares, par value $0.001 per share. The number of shares of Series A Preferred Stock authorized by the Corporation shall be 100,000 shares, par value $0.001 per share.

The number of shares of Series B Preferred Stock authorized by the Corporation shall be 20,000,000 shares, par value $0.001 per share.

The number of shares of Series C Preferred Stock authorized by the Corporation shall be 100,000 shares, par value $0.001 per share.

EXHIBIT B — VENHUB GLOBAL, INC. 2026 EQUITY INCENTIVE PLAN

2026 EQUITY INCENTIVE PLAN

VENHUB GLOBAL, INC.

A Nevada Company

1.	Purpose of the Plan. This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees, consultants, and directors of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions. As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

“Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

“Board of Directors” means the Board of Directors of VenHub Global, Inc.

“Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than VenHub Global, Inc. or any employee benefit plan sponsored by VenHub Global, Inc. who acquires ownership of stock of VenHub Global, Inc. that, together with stock held by such person or group, which constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of VenHub Global, Inc.; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) other than VenHub Global, Inc. or any employee benefit plan sponsored by VenHub Global, Inc. who acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of VenHub Global, Inc. possessing thirty percent or more of the total Voting Power of the stock of VenHub Global, Inc.; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

“Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

“Common Stock” means VenHub Global, Inc.’s common stock, $0.001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 8 of the Plan.

“Company” means VenHub Global, Inc., a Nevada corporation, and all of its Subsidiaries, collectively (and any successor thereto).

“Deferred Compensation Plan” means any plan, agreement, or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

“Effective Date” means [the date the Plan is adopted OR the date the Plan is approved by shareholders of the Company].

“Employment” means the period during which an individual is classified or treated by the Company as an employee of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

“Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

“Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, their successors, heirs, executors, and administrators, as the case may be.

“Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

“Plan” means the VenHub Global, Inc. 2026 Equity Incentive Plan, as it may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

“Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

“Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

Stock Subject to the Plan.

Stock Subject to the Plan.

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed 10,000,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 10,000,000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 8 and the following provisions of this Section 3. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Stock Incentive Awards other than Options or stock appreciation rights. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635(c)) shall not count as used under the Plan for purposes of this Section 3.

Administration of the Plan.

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Chapter 78 of the Nevada Revised Statutes.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Nevada Revised Statutes. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of a Stock Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Stock Incentive Award becomes vested, exercisable, or transferable, as the case may be, (ii) extend the term of any such Stock Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Stock Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability, or transferability, as the case may be, of any such Stock Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Stock Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of the Nasdaq Listing Rules and any other formal or informal guidance issued by The Nasdaq Stock Market without the approval of the shareholders of VenHub Global, Inc.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and VenHub Global, Inc. shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

3.	Eligibility. The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees, consultants, and directors of the Company whom the Committee shall select from time to time, including officers of VenHub Global, Inc., whether or not they are directors; provided, however, that (i) a consultant or advisor shall be eligible only if such person is a natural person providing bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, and (ii) incentive stock options may be granted only to employees of the Company as provided in Section 6. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

4.	Options. The Committee may from time-to-time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a)	Exercise Price. The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b)	Term and Exercise of Options.

(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(ii)	Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(c)	Special Rules for Incentive Stock Options.

(i)	The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of VenHub Global, Inc. or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(ii)	Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of VenHub Global, Inc. or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

5.	Other Stock-Based Awards. The Committee may from time-to-time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

6.	Adjustment upon Certain Changes.

Subject to any action by the shareholders of VenHub Global, Inc. required by law, applicable tax rules or the rules of any exchange on which shares of common stock of VenHub Global, Inc. are listed for trading:

(a)	Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of VenHub Global, Inc. outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b)	Increase or Decrease in Issued Shares Without Consideration. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

(c)	Certain Mergers and Other Transactions. In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of VenHub Global, Inc., (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving VenHub Global, Inc. in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(i)	provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d)	Other Changes. In the event of any change in the capitalization of VenHub Global, Inc., corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e)	No Other Rights. Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of VenHub Global, Inc. or any other corporation. Except as expressly provided in the Plan, no issuance by VenHub Global, Inc. of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f)	Savings Clause. No provision of this Section 8 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

7.	Change in Control; Termination of Employment.

(a)	Change in Control. The consequences of a Change in Control, if any, will be set forth in the Award Agreement in addition to what is provided in Section 8 hereof.

(b)	Termination of Employment.

(i)	Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

The Award Agreement shall specify the consequences with respect to such Stock Incentive Awards of the termination of Employment of the Participant holding the Stock Incentive Awards.

Rights Under the Plan. No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of VenHub Global, Inc. Except as otherwise expressly provided in Section 8 hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

8.	No Special Employment Rights; No Right to Stock Incentive Awards.

(a)	Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b)	No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

9.	Securities Matters.

(a)	VenHub Global, Inc. shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, VenHub Global, Inc. shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until VenHub Global, Inc. is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)	The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to VenHub Global, Inc. shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. VenHub Global, Inc. may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. VenHub Global, Inc. shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

10.	Withholding Taxes.

(a)	Cash Remittance. Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b)	Stock Remittance. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any.

Stock Withholding. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any.

No Obligation to Exercise. The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

11.	Transfers. Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Stock Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award.

12.	Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

13.	Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

14.	Relationship to Other Benefits. No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

15.	Governing Law. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Nevada without regard to its conflict of law principles.

16.	Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.	Effective Date and Term of Plan. The Effective Date of the Plan is June __ , 2026, subject to the approval of the Plan by the shareholders of VenHub Global, Inc. No grants of Stock Incentive Awards may be made under the Plan after [month] [day], [year].

18.	Amendment or Termination of the Plan. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 22 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.